                                                 [Form of Master Trust Agreement
                                             For Tax Partnership Classification]



                                TRUST AGREEMENT



                                    between


                            T.A. of DELAWARE, INC.
                                  as Trustor


                                      and


                                    [BANK],

                   not in its individual capacity but solely
                                  as Trustee



                          Dated as of ________, 1996

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                   ARTICLE I

                             Definitions and Usage
                             ---------------------

     SECTION 1.01.    Definitions and Usage............................... - 1 -
                      ---------------------

                                   ARTICLE II

                                  Organization
                                  ------------

     SECTION 2.01.    Creation of Trust; Name............................. - 1 -
                      -----------------------
     SECTION 2.02.    Appointment of Trustee.............................. - 1 -
                      ----------------------
     SECTION 2.03.    Initial Capital Contribution of Trust Estate........ - 1 -
                      --------------------------------------------
     SECTION 2.04.    Declaration of Trust................................ - 1 -
                      --------------------
     SECTION 2.05.    Establishment of Trust Account and Ownership........ - 2 -
                      --------------------------------------------
     SECTION 2.06.    Transfer of Bonds to Trust Account.................. - 2 -
                      ----------------------------------
     SECTION 2.07.    Representations and Warranties of the Trustor....... - 2 -
                      ---------------------------------------------
     SECTION 2.08.    Additional Covenants................................ - 3 -
                      --------------------
     SECTION 2.09.    Obligations of Trustee and Trustor.................. - 4 -
                      ----------------------------------


                                  ARTICLE III

                     Certificates and Transfer of Interests
                     --------------------------------------

     SECTION 3.01.    Initial Beneficial Ownership........................ - 4 -
                      ----------------------------
     SECTION 3.02.    Certificates Issuable in Series and Classes......... - 4 -
                      -------------------------------------------
     SECTION 3.03.    Execution of Certificates........................... - 4 -
                      -------------------------
     SECTION 3.04.    Form and Numbering of Certificates.................. - 4 -
                      ----------------------------------
     SECTION 3.05.    Registration of Transfer and Exchange of
                      ----------------------------------------
                      Certificates........................................ - 5 -
                      ------------
     SECTION 3.05A.   Special Transfer Provisions......................... - 5 -
                      ---------------------------
     SECTION 3.06.    Mutilated, Destroyed, Lost or Stolen Certificates... - 7 -
                      -------------------------------------------------
     SECTION 3.07.    Delivery of Certificates............................ - 7 -
                      ------------------------
     SECTION 3.08.    Persons Deemed Owners............................... - 8 -
                      ---------------------
     SECTION 3.09.    Access to List of Certificateholders' Names and
                      -----------------------------------------------
                      Addresses........................................... - 8 -
                      ---------
     SECTION 3.10.    Maintenance of Office or Agency..................... - 9 -
                      -------------------------------
     SECTION 3.11.    Book-Entry Only System for Certificates............. - 9 -
                      ---------------------------------------
     SECTION 3.12.    No Listing on Securities Market.................... - 10 -
                      -------------------------------
     SECTION 4.01.    Prior Notice to Certificateholders with Respect to
                      --------------------------------------------------
                      Certain Matters.................................... - 10 -
                      ---------------
     SECTION 4.02.    Action by Certificateholders with Respect to
                      --------------------------------------------
                      Bankruptcy......................................... - 11 -
                      ----------
     SECTION 4.03.    Restrictions on Certificateholders' Power.......... - 11 -
                      -----------------------------------------
     SECTION 4.04.    Voting Rights; Majority Control.................... - 11 -
                      -------------------------------

                                  ARTICLE V

                   Application of Trust Funds; Certain Duties
                   ------------------------------------------
     SECTION 5.01.    Application of Trust Funds......................... - 11 -
                      --------------------------
     SECTION 5.02.    Priority of Distribution........................... - 12 -
                      ------------------------
     SECTION 5.03.    Allocation of Losses............................... - 13 -
                      --------------------
     SECTION 5.04.    Method of Payment.................................. - 13 -
                      -----------------
     SECTION 5.05.    Segregation of Moneys: No Interest................. - 14 -
                      ----------------------------------
     SECTION 5.06.    Accounting and Reports to Certificateholders, the
                      -------------------------------------------------
                      Internal Revenue Service and Others................ - 14 -
                      -----------------------------------
     SECTION 5.07.    Reports to Certificateholders...................... - 14 -
                      -----------------------------
     SECTION 5.08.    Signature on Returns; Tax Matters Partner.......... - 15 -
                      -----------------------------------------
     SECTION 5.09.    Capital Accounts................................... - 15 -
                      ----------------


                                   ARTICLE VI

                        Authority and Duties of Trustee
                        -------------------------------

     SECTION 6.01.    General Authority.................................. - 16 -
                      -----------------
     SECTION 6.02.    General Duties..................................... - 16 -
                      --------------
     SECTION 6.03.    Action upon Instruction............................ - 16 -
                      -----------------------
     SECTION 6.04.    No Duties Except as Specified in this Agreement or
                      --------------------------------------------------
                      in Instructions.................................... - 17 -
                      ---------------
     SECTION 6.05.    No Action Except Under Specified Documents or
                      ---------------------------------------------
                      Instructions....................................... - 17 -
                      ------------
     SECTION 6.06.    Restrictions....................................... - 17 -
                      ------------


                                  ARTICLE VII

                                  The Trustee
                                  -----------

     SECTION 7.01.    Acceptance of Duties............................... - 17 -
                      --------------------
     SECTION 7.02.    Limited Liability.................................. - 18 -
                      -----------------
     SECTION 7.03.    Fidelity Bond...................................... - 18 -
                      -------------
     SECTION 7.04.    Indemnification of Trustee......................... - 18 -
                      --------------------------
     SECTION 7.05.    Resignation and Removal............................ - 19 -
                      -----------------------
     SECTION 7.06.    Default on Bonds................................... - 19 -
                      ----------------
     SECTION 7.07.    Notice of Certain Defaults......................... - 19 -
                      --------------------------
     SECTION 7.08.    Credit Ratings..................................... - 20 -
                      --------------
     SECTION 7.09.    Payment of Trustee Fee............................. - 20 -
                      ----------------------

                                  ARTICLE VIII

                         Termination of Trust Agreement
                         ------------------------------
     SECTION 8.01.    Termination Events and Sale of Bonds............... - 20 -
                      ------------------------------------
     SECTION 8.02.    Notice to Holders.................................. - 21 -
                      -----------------
     SECTION 8.03.    Waiver of Termination Events....................... - 21 -
                      ----------------------------


                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

     SECTION 9.01.    Supplements and Amendments......................... - 21 -
                      --------------------------
     SECTION 9.02.    Limitations on Rights of Others.................... - 22 -
                      -------------------------------
     SECTION 9.03.    Notices............................................ - 22 -
                      -------
     SECTION 9.04.    Severability....................................... - 22 -
                      ------------
     SECTION 9.05.    Separate Counterparts.............................. - 22 -
                      ---------------------
     SECTION 9.06.    Successors and Assigns............................. - 22 -
                      ----------------------
     SECTION 9.07.    No Petition........................................ - 23 -
                      -----------
     SECTION 9.08.    No Recourse........................................ - 23 -
                      -----------
     SECTION 9.09.    Headings........................................... - 23 -
                      --------
     SECTION 9.10.    Governing Law...................................... - 23 -
                      -------------
     SECTION 9.11.    Creation of Trust and Delivery of Trust Agreement.. - 23 -
                      -------------------------------------------------

          TRUST AGREEMENT dated as of __________, 1996, between T.A. of Delaware, Inc., a Delaware corporation, as Trustor (the "Trustor"), and [Bank], a _______________________________, not in its individual capacity but solely as Trustee (the "Trustee").

          The Trustor and the Trustee hereby agree as follows:


                                   ARTICLE I

                             Definitions and Usage
                             ---------------------

     SECTION 1.01.  Definitions and Usage.  Unless the context shall clearly
                    ---------------------
indicate some other meaning or may otherwise require, capitalized terms used but not defined herein are defined in Exhibit A hereto, which also contains rules as to construction and usage that are applicable herein.


                                  ARTICLE II

                                 Organization
                                 ------------

     SECTION 2.01.  Creation of Trust; Name.  There is hereby created a Trust
                    -----------------------
for the benefit of the Holders of certificates to be issued by the Trust, which shall be known as Tax Exempt Securities Trust. The sole assets of such Trust shall be the Bonds transferred from time to time by the Trustor to the Trustee and any other property specified in Schedule I hereto (as updated by any Trust
                                    ----------
Supplement). The Certificates shall evidence undivided interests in the Trust. The income received by and the assets of such Trust shall be distributed solely in accordance with this Agreement.

     SECTION 2.02.  Appointment of Trustee.  The Trustor hereby (i) appoints the
                    ----------------------
Trustee as trustee of the Trust effective as of the date hereof to have all the rights, powers and duties set forth herein and (ii) ratifies all actions of the Trustee taken on behalf of the Trust prior to the execution hereof.

     SECTION 2.03.  Initial Capital Contribution of Trust Estate.  The Trustor
                    --------------------------------------------
hereby sells, assigns, transfers, conveys and sets over to the Trustee, as of the date hereof, the sum of $1.00. The Trustee hereby acknowledges receipt in trust from the Trustor of the foregoing contribution, which shall constitute the initial Trust Estate. The Trustor shall pay or cause to be paid the organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, promptly reimburse the Trustee for any such expenses, including reasonable fees and expenses of counsel, paid by the Trustee.

     SECTION 2.04.  Declaration of Trust.  The Trustee hereby declares that it
                    --------------------
will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under this Agreement. It is the intention of the parties hereto that the Trust constitute a trust and that this Agreement constitute the governing instrument of such trust. It is the intention of the parties hereto that, solely for federal income tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Bonds and other assets held by the Trust and, the partners of the partnership being the Certificateholders (including the Trustor in its capacity as Certificateholder and as recipient of distributions from the Trust). The parties agree that, unless otherwise required by appropriate federal tax authorities, they shall treat the Trust as a partnership for federal tax purposes, and the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for Federal tax purposes.

Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust.

     SECTION 2.05.  Establishment of Trust Account and Ownership.
                    --------------------------------------------

     (a) The Trustee shall establish the Trust Account, in which it shall hold the Bonds delivered to it by the Trustor or otherwise purchased by the Trust on or after the date hereof, together with all moneys received as principal, premium, if any, or interest with respect to the Bonds pending disbursement as hereinafter provided. The Trustee is authorized to establish various subaccounts within the Trust Account corresponding to the characterization of moneys to be deposited therein so that the Trustee may at all times ascertain such characterization.

     (b) The Trustee shall hold and retain the Bonds in trust for the benefit and account of the Holders of Certificates as the beneficial owners of the Bonds. Subject to Section 7.02, the Trustee shall assume full responsibility and risk for the Bonds on deposit with it and all moneys received by it as principal, premium, if any, or interest on the Bonds, and shall bear all costs and expenses incurred by it as trustee of such Bonds (subject to the terms hereof and to such other reimbursement by the Trustor as may be agreed upon by the Trustee and the Trustor in one or more separate agreements).

     (c) The Bonds, and all moneys received as principal, premium, if any, and interest on the Bonds, shall remain in the custody of the Trustee and shall be kept in the Trust Account, which shall be a segregated account created by separate recordation within the trust department of the Trustee. Moneys to the credit of the Trust Account shall be held by the Trustee uninvested. The Bonds and moneys received and held in the Trust Account will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Trustee or any person claiming through it. The Trustee shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust Account to any person, except as expressly permitted by the provision of this Agreement.

     SECTION 2.06.  Transfer of Bonds to Trust Account.
                    ----------------------------------

     (a) The Bonds will be irrevocably transferred by the Trustor or another entity acting on behalf of the Trustor to the Trustee and will be held in the name of the Trustee or its nominee in book-entry form with the Securities Depository as evidenced by Book-Entry Credits or in the name of the Trustee or its nominee as definitive Bonds. The Trustor represents and warrants to the Trustee that the Bonds are genuine and that, immediately prior to the delivery thereof to the Securities Depository, the Trustor shall own the Bonds free and clear of any lien, pledge, encumbrance or any other security interest.

     (b) The Trustee is authorized and directed to deliver any instrument or document necessary to obtain registration or registration of transfer of the Bonds and to obtain payment of principal, premium, if any, and interest thereon. The Trustee is further authorized to sign and file any declaration, affidavit, certificate of ownership or other document required to service the Trust Account and to present for payment all Bonds or coupons thereon required to be presented as a condition to payment at the maturity or upon call for redemption thereof.

     (c) Notwithstanding the foregoing, the Trustee may hold Bonds in its account within DTC or other Securities Depository registered under Section 17(a) of the Securities Exchange Act.

     SECTION 2.07.  Representations and Warranties of the Trustor.  The Trustor
                    ---------------------------------------------
hereby represents and warrants to the Trustee that:

     (a) The Trustor is duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) The Trustor has the power and authority to execute and deliver this Agreement and to carry out its terms; [the Trustor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust (or with the Trustee on behalf of the Trust) and the Trustor has duly authorized such sale and assignment and deposit to the Trust (or to the Trustee on behalf of the Trust) by all necessary action;] and the execution, delivery and performance of this Agreement have been duly authorized by the Trustor by all necessary action.

     (c) This Agreement constitutes a legal, valid and binding obligation of the Trustor enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and subject to the application of equitable principles in any proceeding, whether at law or in equity.

     (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter documents of the Trustor or any material [indenture], agreement or other material instrument to which the Trustor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such [indenture], agreement or other instrument; nor violate any law or, to the Trustor's knowledge, any order, rule or regulation applicable to the Trustor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustor or its properties.

     (e) No consent of any Federal or state governmental or administrative authority is required to be obtained by the Trustor prior to its entering into this Agreement or in connection with its consummation of the transactions contemplated herein.

     SECTION 2.08.  Additional Covenants.
                    --------------------

     (a) The Trustor now has and shall continue to have during the term of this Agreement the "Trustor's Required Interest" which term shall mean that, so long as the Certificate Principal Balance of Outstanding Certificates exceeds $____________, an aggregate interest at all times in each material item of income, gain, loss, deduction and credit derived from the arrangement evidenced by the Certificates of not less than 1% multiplied by the result obtained by dividing $____________ by the Certificate Principal Balance of then Outstanding Certificates (but in no event less than two-tenths of one percent) and if and so long as the stated amount of Outstanding Certificates equals or is less than $____________ of an aggregate interest in each such material item of income, gain, loss, deduction and credit of not less than 1%. The Certificates representing the Trustor's Required Interest shall not be transferred by the Trustor and shall bear a legend to that effect.

     (b) The Trustor has not made and will not make any representations to Holders concerning the exercise of its discretion to approve the exercise of "Voting Rights" by a transferee of Certificates beyond the provisions made in this Trust Agreement.

     SECTION 2.09.  Obligations of Trustee and Trustor.
                    ----------------------------------

     (a) The Trustee has no obligation with respect to the Bonds except as otherwise provided in this Agreement.

     (b) The Trustor will be liable without limitation for all debts and obligations of, and claims against, the Trust; provided, however, that the Trustor shall not be responsible for the payments to Holders or Beneficial Owners of Certificates of any amount that represents, directly or indirectly, principal, interest or premium on the Bonds.


                                  ARTICLE III

                     Certificates and Transfer of Interests
                     --------------------------------------

     SECTION 3.01.  Initial Beneficial Ownership.  Upon the formation of the
                    ----------------------------
Trust by the contribution by the Trustor pursuant to Section 2.05 and until the issuance of Certificates, the Trustor shall be the sole beneficial owner of the Trust.

     SECTION 3.02.  Certificates Issuable in Series and Classes.  Upon the
                    -------------------------------------------
initial deposit of Bonds to the Trust, and from time to time upon any subsequent deposit of Bonds to the Trust, Certificates may be issued in separate Series, each of which Series may consist of one or more Classes, in an aggregate principal amount and with such terms and designations as shall be provided in a related Trust Supplement. The Trust Supplement for a Series will set forth the designation of a Series, or Class within a Series, as Senior or Subordinate Certificates, the Interest Distribution Dates, the Principal Distribution Dates, the Interest Distribution Rate and Interest Distribution Basis, for such Series.

     SECTION 3.03.  Execution of Certificates.  After their authorization by a
                    -------------------------
Trust Supplement, the Certificates shall be executed with the manual signature of an Authorized Trustee Officer. Only such Certificates as shall have been duly executed by an Authorized Trustee Officer shall be entitled to any benefit or security under this Agreement. No Certificate shall be valid or become obligatory for any purpose unless and until such Certificate shall have been duly executed by an Authorized Trustee Officer, and such signature of an Authorized Trustee Officer upon any such Certificate shall be conclusive evidence that such Certificate has been duly executed and delivered under this Agreement.

     In case any Authorized Trustee Officer whose signature shall appear on any Certificates shall cease to be such officer before the delivery of such Certificates, such signature shall nevertheless be valid and sufficient for all purposes the same as if such person had remained in officer until such delivery.

     SECTION 3.04.  Form and Numbering of Certificates.  The definitive
                    ----------------------------------
Certificates are issuable in fully registered form in Initial Amounts. Each Certificate shall be substantially in the form set forth in Exhibit B hereto,
                                                            ---------
with such appropriate variations, omissions and insertions as may be necessary or appropriate to conform to the provisions of this Agreement. All Certificates may have endorsed thereon such letters, numbers or other marks of identification and such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or of any securities exchange on which the certificates may be listed or any usage or requirement of law with respect thereto.

     Certificates offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global certificates in registered form, substantially in the form set forth in Exhibit B ("Global Certificates"),
                                             ------- -
deposited with the Trustee, as custodian for the Securities Depository, and shall bear the legend set forth on Exhibit B-1 hereto. The aggregate principal
                                   -----------
amount of any Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Securities Depository, as hereinafter provided. Certificates offered and sold in reliance on any other exemption from registration under the Securities Act other than as described in the preceding sentences shall be issued, and Certificates offered and sold in reliance on Rule 144A may be issued, in the form of certificated Certificates in registered form in substantially the form set forth in Exhibit B (the "Physical Certificates").
             ---------

     SECTION 3.05.  Registration of Transfer and Exchange of Certificates.  The
                    -----------------------------------------------------
Trustee shall establish and maintain the Certificate Register for the registration and registration of transfer of Certificates as provided in this Agreement. Said Certificate Register shall be available at all reasonable times for inspection by the Trustor and its agents and representatives, and the Trustee shall provide to the Trustor, upon its written request, an accurate copy of the names and addresses of the Holders set forth in the Certificate Register.

     Subject to the provisions of Section 3.05A, the transfer of any Certificate may be registered only upon the Certificate Register upon surrender thereof to the Trustee together with an assignment duly executed by the registered owner or such owner's attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer, the Trustee shall execute and deliver in exchange for such Certificate a new registered Certificate or Certificates, registered in the name of the transferee, of any denomination or Percentage Interest, as applicable, authorized by this Agreement in the aggregate stated amount equal to the stated amount, or in the aggregate Percentage Interest equal to the Percentage Interest, of such Certificate surrendered or exchanged, of the same Class and terms, and entitling the Holder thereof to receive interest payments in the same manner and in the same form as the Certificates so surrendered.

     In all cases in which Certificates shall be exchanged or the transfer of Certificates shall be registered hereunder, the Trustee shall execute and deliver at the earliest practicable time Certificates in accordance with the provisions of this Agreement. All Certificates surrendered in any such exchange or registration of transfer shall be canceled by the Trustee. No service charge shall be made for any registration, transfer, or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     SECTION 3.05A. Special Transfer Provisions.
                    ---------------------------

     (a) The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB:

               (i) the Trustee shall register the transfer of any Certificate constituting a Restricted Security, whether or not such Certificate bears the Private Placement Legend, if (x) the requested transfer is after [three years from the Date of Original Issue] or (y) in the case of a transfer to an Institutional Accredited Investor which is not a QIB, the proposed transferee has delivered to the Trustee a certificate substantially in the form of Exhibit B-2 hereto; and
             -----------
in a Global Certificate, upon receipt by the Trustee of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Securities Depository's and the Trustee's procedures, whereupon (a) the Trustee shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Certificates) a decrease in the principal amount of a Global Certificate in an amount equal to the principal amount of the beneficial interest in a Global Certificate to be transferred, and
(b) the Trustee shall authenticate and deliver one or more Physical Certificates of like tenor and amount.

     (b) The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate constituting a Restricted Security to a QIB:

               (i) the Trustee shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Certificate stating, or has otherwise advised the Trustee in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Certificate stating, or has otherwise advised the Trustee in writing, that it is purchasing the Cert ificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

              (ii) if the proposed transferee is an Agent Member, and the Certificates to be transferred consist of Physical Certificates which after transfer are to be evidenced by an interest in the Global Certificate, upon receipt by the Trustee of instructions given in accordance with the Securities Depository's and the Trustee's procedures, the Trustee shall reflect on its books and records the date and an increase in the principal amount of the Global Certificate in an amount equal to the principal amount of the Physical Certificates to be transferred, and the Trustee shall cancel the Physical Certificates so transferred.

     (c) Upon the transfer, exchange or replacement of Certificates not bearing the Private Placement Legend, the Trustee shall deliver Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Certificates bearing the Private Placement Legend, the Trustee shall deliver only Certificates that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 3.05A exist,
(ii) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Certificate has been sold pursuant to an effective registration statement under the Securities Act.

     (d) By its acceptance of any Certificate bearing the Private Placement Legend, each Holder of such a Certificate acknowledges the restrictions on transfer of such Certificate set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Certificate only as provided in this Agreement.

     The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 3.05A. The Trustor shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

     SECTION 3.06.  Mutilated, Destroyed, Lost or Stolen Certificates.  In case
                    -------------------------------------------------
any Certificate shall become mutilated or be destroyed or lost, the Trustee shall execute and deliver a new Certificate of like date, Class, terms and tenor in exchange and substitution for an upon the cancellation of such mutilated Certificate or in lieu of an in substitution for such Certificate destroyed or lost, and the Holder shall pay the reasonable expenses and charges of the Trustee in connection therewith and, in case of a Certificate destroyed or lost, the Holder shall file with the Trustee evidence satisfactory to it that such Certificate was destroyed or lost, and of such Holder's ownership thereof, and shall furnish the Trustor and the Trustee with such indemnity as shall be satisfactory to them.

     Any replacement Certificate issued pursuant to this Section shall constitute complete and indefensible evidence of ownership in the Bonds, as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

     SECTION 3.07.  Delivery of Certificates.  Upon execution and delivery of
                    ------------------------
the related Trust Supplement, the Trustee shall execute the Certificates and deliver the Certificates to or for the account of the Trustor upon receipt by the Trustee of the following:

     (a) issuing instructions authorizing the execution and delivery of such Certificates and specifying the Series, the Classes within such Series, the Maturity Date of each Class, the principal amount, the Interest Distribution Rate and Interest Distribution Basis of each Class of such Certificates to be executed and delivered;

     (b) in case the Certificates to be executed and delivered are of any Series not theretofore created, an appropriate Trust Supplement, designating the new Series to be created and prescribing, consistent with the applicable provisions of this Agreement, the terms and provisions relating to the Certificates of such Series;

     (c)  Opinions of Counsel addressed to the Trustee to the effect that:

               (i) all instruments furnished to the Trustee in connection with such Certificates conform to the requirements of this Agreement and constitute all the documents required to be delivered hereunder for the Agreement Trustee to authenticate and deliver the Certificates then applied for;

              (ii) all conditions precedent provided for in this Agreement relating to the execution and delivery of the Certificates applied for have been complied with;

             (iii) assuming due execution and delivery thereof by the Agreement Trustee, this Agreement and the related Trust Supplement, as executed and delivered by the Trustor, are the valid, legal and binding obligations of the Trustor, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel need express no opinion with respect to the availability of equitable remedies, and the execution of such Trust Supplement is authorized or permitted by Section 8.01 of this Agreement;

              (iv) the Certificates then applied for, when issued, delivered, and paid for, will be valid, legal and binding obligations entitled to the benefits of this Agreement and the related Trust Supplement, equally and ratably with all other Certificates of such Series, if any, theretofore issued, authenticated, delivered and paid for and then Outstanding hereunder, and enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel need express no opinion with respect to the availability of equitable remedies;

     (d)  an Officer's Certificate of the Trustor stating that:

               (i) the Trustor is not in default under this Agreement and the issuance of the Certificates will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any [indenture], mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Agreement relating to the authentication and delivery of the Certificates applied for have been complied with;

              (ii) attached thereto are true and correct copies of letters signed by each Rating Agency confirming that the Certificates of such new
     Series have been rated in the [    ] rating categories by such Rating
     Agency.

     (e) Unless any of the requirements set forth herein shall be deleted by the related Trust Supplement, an Officer's Certificate of the Trustor stating that all of the Bonds and any other assets securing such Series and all previously issued and Outstanding Series:

               (i) satisfy each of the requirements established for such Bonds in the related Trust Supplement; and

             [(ii)  have been endorsed as provided in the Sales Agreement;]

     (f) Cash in the amount, if any, required by the terms of the related Trust Supplement to be deposited in the applicable Account and held by the Trustee and applied in accordance with the terms hereof or as otherwise provided in the related Trust Supplement;

     (g) Such other documents, certificates, instruments or opinions as may be required by the terms of the Trust Supplement creating such Series of Certificates.

     SECTION 3.08.  Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Trustee, the Certificate Registrar and any agent may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Trustee, the Certificate Registrar nor any agent of any thereof shall be bound by any notice to the contrary.

     SECTION 3.09.  Access to List of Certificateholders' Names and Addresses.
                    ---------------------------------------------------------
The Trustee shall furnish or cause to be furnished to the Trustor within fifteen
(15) days after receipt by the Trustee of a request therefor from the Trustor in writing, a list, in such form as the Trustor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Certificateholders evidencing not less than twenty-five percent (25%) of the Certificate Principal Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Upon receipt of any such application, the Trustee will promptly notify the Trustor by providing a copy of such application and a copy of the list of Certificateholders produced in response thereto. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trustor, the Certificate Registrar or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.10.  Maintenance of Office or Agency.  The Trustee shall maintain
                    -------------------------------
an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates may be served. The Trustee initially designates _____________________________________ as such office. The
Trustee shall give prompt written notice to the Trustor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.11.  Book-Entry Only System for Certificates.
                    ---------------------------------------

     (a) Except as otherwise provided herein, one fully registered Certificate for the entire amount of each respective Class shall be registered in the name of the Securities Depository or its nominee, and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members thereof (each, a "Global Certificate" and collectively, the "Global Certificates"). Initially, the Global Certificates shall be registered in the name of Cede & Co., as the nominee of DTC. Transfers of beneficial ownership interests in the Global Certificates which are registered in the name of Cede & Co. will be accomplished by book entries made by the Securities Depository and in turn by the Agent Members who act on behalf of the Beneficial Owners of Certificates.

     Neither the Trustee, the Trustor nor any or their respective affiliates shall have any responsibility or obligation with respect to:

               (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Certificates;

              (ii) the delivery to any Agent Member, any beneficial owner of the Certificates or any other person, other than the Securities Depository, of any notice with respect to the Certificates;

             (iii) the payment to any Agent Member, any beneficial owner of the Certificates or any other person, other than the Securities Depository, of any amount distributable with respect to the Certificates; or

              (iv) the failure of the Securities Depository to effect any transfer.

     (b) So long as the Certificates are registered in the name of a Securities Depository or its nominee, the Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Certificates for all purposes whatsoever, including without limitation:

               (i)  the payment of distributions to Holders of the Certificates;

              (ii) giving notices of redemption and other matters with respect to the Certificates:

             (iii)  registering transfers with respect to the Certificates;
     and

              (iv)  the selection of Certificates for redemption.

     (c) Interests of beneficial owners in the Global Certificates may be transferred or exchanged for Physical Certificates in accordance with the rules and procedures of the Securities Depository and the provisions of Section 3.05A. In addition, if at any time the Securities Depository notifies the Trustee that it is unwilling or unable to continue as Securities Depository with respect to the Certificates, or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Trustee within 90 days after it receives notice or becomes aware of such condition, as the case may be, then the Trustee shall execute and deliver Physical Certificates representing the Certificates as provided below. Physical Certificates issued in exchange for a Global Certificate pursuant to this paragraph shall be registered in such names and be in such denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Trustee. The Trustee shall deliver such Physical Certificates representing the Certificates to the persons in whose names such Physical Certificates are so registered. Any Physical Certificate constituting a Restricted Security delivered in exchange for an interest in a Global Certificate shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 3.05A, bear the Private Placement Legend.

     SECTION 3.12.  No Listing on Securities Market.  Certificates shall not be
                    -------------------------------
listed on any established securities market. For this purpose, an established securities market includes any national securities exchange registered under the Securities Exchange Act or exempted from registration because of the limited volume of transactions, any local exchange, and any over the counter market characterized by an interdealer quotation system which regularly disseminates quotations of obligations by identified brokers or dealer, by electronic means or otherwise.


                                   ARTICLE IV

                               Actions by Trustee
                               ------------------

     SECTION 4.01.  Prior Notice to Certificateholders with Respect to Certain
                    ----------------------------------------------------------
Matters.  With respect to the following matters, the Trustee shall not take
- -------
action unless at least thirty days before the taking of such action the Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Trustee in writing prior to the thirtieth day after such notice is given that such Certificateholders have withheld consent:

     (a) the transfer, sale, or other disposition of any Bonds, or the exercise, as a nominal holder or holder of Bonds, of any remedy with respect to any defaulting Bonds; or

     (b) the initiation of any material claim or lawsuit by the Trust (other than claims or lawsuits brought in connection with the collection of the Bonds) and the compromise of any material action, claim or lawsuit brought by or against the Trust (other than with respect to the aforementioned claims or lawsuits for collection of Bonds).

     SECTION 4.02.  Action by Certificateholders with Respect to Bankruptcy.
                    -------------------------------------------------------
The Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders (other than the Trustor) and the delivery to the Trustee by each such Certificateholder of a certificate certifying that such Certificateholder believes that the Trust is insolvent.

     SECTION 4.03.  Restrictions on Certificateholders' Power.  The
                    -----------------------------------------
Certificateholders shall not direct the Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement nor shall the Trustee be permitted to follow any such direction, if given.

     SECTION 4.04.  Voting Rights; Majority Control.
                    -------------------------------

     (a) Notwithstanding the provisions of Sections 3.05 and 3.05A, following the initial issuance of any Series of Certificates, a subsequent transferee of any Certificate of a Class designated by the related Trust Supplement as a "Mezzanine Class," will become entitled to exercise voting rights as a Certificateholder only if it obtains the consent of the Trustor at the time of transfer, which consent may be withheld by the Trustor in its sole discretion.

     (b) Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates of a Senior Class or a Mezzanine Class evidencing more than half of the Certificate Principal Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Holders of Certificates of a Senior Class or Mezzanine Class evidencing more than half of the Certificate Principal Balance at the time of the delivery of such notice.

     (c) Holders of Certificates of a Subordinate Class will not have any voting rights with respect to actions to be taken by the Trustee as the nominal holder or holder of Bonds.


                                   ARTICLE V

                   Application of Trust Funds; Certain Duties
                   ------------------------------------------

     SECTION 5.01.  Application of Trust Funds.
                    --------------------------

     (a) There is hereby established a Fund, to be held by the Trustee on behalf of the Certificateholders and designated the "Tax Exempt Securities Trust Distribution Fund" (referred to hereafter as the "Distribution Fund"). Moneys on deposit in the Trust Account shall be transferred by the Trustee to the Distribution Fund. The Distribution Fund shall be used only for the payment of Certificateholders' Distribution Amounts. The Distribution Fund shall consist of two Accounts, which are hereby established, to be held by the Trustee on behalf of the Certificateholders and designated the "Interest Account" and the "Principal Account." To the extent a particular Series or Class of Certificates has been identified to a particular Bond or Bonds held by the Trustee pursuant to the provisions of the related Trust Supplement, the Trustee shall maintain separate subaccounts within the Interest Account and the Principal Account for each such Series or Class and, after the creation of any such subaccounts, references in this Trust Agreement to the Interest Account or the Principal Account shall be deemed to refer to the applicable subaccount.

     Moneys received by the Trustee which are allocable to interest on Bonds shall be deposited in the Interest Account. Moneys shall also be deposited in the Interest Account from the Principal Account as provided below. Moneys on deposit in the Interest Account shall be applied by the Trustee to the payment of interest distributions to Certificateholders when due (whether on a Distribution Date or upon the prepayment or payment of the Certificates in accordance with the terms of this Trust Agreement) without further authorization or direction.

     Moneys received by the Trustee which are allocable to principal of, or premium, if any, on the Bonds shall be deposited in the Principal Account. Moneys on deposit in the Principal Account shall be applied by the Trustee to the payment of principal distributions to Certificateholders when due (whether on a Certificate Distribution Date or upon the prepayment or payment of the Certificates in accordance with the terms of this Trust Agreement) without further authorization or direction. Prior to application thereof in accordance with the preceding sentence, moneys on deposit in the Principal Account shall be transferred by the Trustee and used to make up any deficiency in the Interest Account.

     No later than the close of business on each Distribution Date, the Trustee will distribute such amounts to Certificateholders in the order of priority set forth below; provided, however, that if the Trustee receives funds for distribution to Certificateholders after 11:00 am. on any day it shall use all reasonable efforts to distribute such funds to Certificateholder on such day but shall not be liable for any damages if such funds are distributed on the following Business Day.

     (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Trustee is hereby authorized to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust to be remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Trustee in its sole discretion may (but unless otherwise required by law shall not be obligated to) withhold such amounts in accordance with this paragraph (b). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Trustee and the Administrator for any out-of-pocket expenses incurred.

     SECTION 5.02.  Priority of Distribution.  The related Trust Supplement for
                    ------------------------
a Series of Certificates will designate such Series as Senior, Mezzanine or Subordinate, and will further determine the order of priority of the Classes within such Series. To the extent of available funds in the Interest Account and Principal Account of the Distribution Fund (and any subaccounts, as applicable), on each Distribution Date the Trustee shall make the following distributions or payments:

     (a)  to the payment of amounts due as Administrative Expenses; and

     (b) to the Holders of all Classes of Certificates of a Series which are designated [A-1], in respect of interest, Accrued Certificate Interest for such Distribution Date; and

     (c) to the Holders of all Classes of Certificates which are designated [A-1], in respect of principal, an amount equal to the respective Class [A-1] Percentage of all amounts of principal received with respect to the Bonds on or prior to the related Distribution Date; and

     (d) to the Holders of all Classes of Certificates of a Series which are designated [A-2], in respect of interest, Accrued Certificate Interest for such Distribution Date; and

     (e) to the Holders of all Classes of Certificates which are designated [A-2], in respect of principal, an amount equal to the respective Class [A-2] Percentage of all amounts of principal received with respect to the Bonds on or prior to the related Distribution Date; and

     (f) to the Holders of all Classes of Certificates of a Series which are designated [A-3], in respect of interest, Accrued Certificate Interest for such Distribution Date; and

     (g) to the Holders of all Classes of Certificates which are designated [A-3], in respect of principal, an amount equal to the respective Class [A-3] Percentage of all amounts of principal received with respect to the Bonds on or prior to the related Distribution Date.

     SECTION 5.03.  Allocation of Losses.  Immediately after each payment date
                    --------------------
with respect to the Bonds, the Trustee shall determine the total amount of losses, if any, incurred with respect to the Bonds, the portion of such losses attributable to principal of the Bonds, and the portion thereof attributable to interest on the Bonds. Such losses shall be allocated:

     (a) first, to all Classes of Certificates which are designated [A-3], and within such Classes, pro rata among Class [A-3] Certificateholders of a Series, on the basis of their outstanding Class [A-3] Certificate Principal Balance, to reduce their respective outstanding Certificate Principal Balances by the amount so allocated in the case of an allocation of the principal portion of a loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a loss;

     (b) second, to all Classes of Certificates which are designated [A-2], and within such Classes, pro rata among Class [A-2] Certificateholders of a Series, on the basis of their outstanding Class [A-2] Certificate Principal Balance, to reduce their respective outstanding Certificate Principal Balances by the amount so allocated in the case of an allocation of the principal portion of a loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a loss; and

     (c) third, to all Classes of Certificates which are designated [A-1] Certificates, and within such Classes, pro rata among Class [A-1] Certificateholders of a Series, on the basis of their outstanding Class [A-1] Certificate Principal Balance, to reduce their respective outstanding Certificate Principal Balances by the amount so allocated in the case of an allocation of the principal portion of a loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a loss.

     Such losses will be deemed to have been allocated on any Distribution Date prior to the distribution of principal on such Distribution Date.

     SECTION 5.04.  Method of Payment.  Subject to Section 5.01, distributions
                    -----------------
required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the applicable Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefore, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions (which may be standing instructions) at least five Business Days prior to such Distribution Date and such Certificateholder's

Certificates in the aggregate evidence a denomination of not less than [$50,000], or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register; provided, however, that, unless Definitive Certificates have been issued pursuant to
Section 3.11, with respect to Certificates registered on the Record Date in the name of the nominee of the Securities Depository (initially, such nominee to be Cede & Co.), distributions will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the Final Maturity Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee maintained pursuant to Section 3.05 hereof or such other location specified in writing to the Certificateholder thereof.

     SECTION 5.05.  Segregation of Moneys: No Interest.  Subject to Section
                    ----------------------------------
5.01, moneys received by the Trustee hereunder shall be deposited in the Distribution Fund and invested in Investment Securities in accordance with instructions received from the Administrator. The Trustee shall not be liable for any interest thereon.

     SECTION 5.06.  Accounting and Reports to Certificateholders, the Internal
                    ----------------------------------------------------------
Revenue Service and Others.  The Trustee shall (a) maintain (or cause to be
- --------------------------
maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder (and to each Person who was a Certificateholder at any time during the applicable calendar year), as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each such Certificateholder to prepare its federal and state income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, Internal Revenue Service Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause to be collected) any withholding tax as described in and in accordance with Section 5.01(b) with respect to income or distributions to Certificateholders. [The Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Bonds.] The Trustee shall not make the election provided under Section 754 of the Code. The Trustee shall be entitled to hire an independent accounting firm to perform the functions described in this Section 5.06.

     SECTION 5.07.  Reports to Certificateholders.  On each Distribution Date,
                    -----------------------------
or as soon thereafter as is practicable, the Trustee shall forward by mail to each Holder a statement setting forth the following information, on a Class by Class basis, as applicable:

     (a)  the amount of such distribution allocable to interest on the Bonds;

     (b)  the amount of such distribution allocable to principal on the Bonds;

     (c) if the payments received by the Trustee with respect to the Bonds are insufficient to make the required interest distributions with respect to the Certificates, the aggregate amount of all such interest shortfalls on such Distribution Date and the amount of such interest shortfalls to be allocated to such Class of Certificates;

     (d) if any loss is incurred with respect to the Bonds, the aggregate amount of all such losses on such Distribution Date and the amount of such losses to be allocated to such Class of Certificates;

     (e) the aggregate amount of interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (f) the aggregate Certificate Principal Balance of each Class of Certificates after giving effect to the distribution made on such Distribution Date and to losses allocated on such Distribution Date;

     (g) in the case of any credit enhancement, the amount drawn on such credit enhancement and included in amounts distributed to Certificateholders, and the remaining balance or coverage of such credit support as of the close of business on the applicable Distribution Date after giving effect to such withdrawal;

     (h) in the case of any Series which includes Subordinate Certificates, the subordinated amount, if any, determined as of the related Distribution Date and if the distribution to the Holders of Senior Certificates is less than their required distribution, the amount of any shortfall; and

     (i) to the extent additional Bonds are deposited into the Trust and a corresponding aggregate principal amount of Certificates are issued, information regarding such additional Bonds and the Trust Estate as included in the related Trust Supplement and information regarding the aggregate principal amount of Certificates so issued, on a Class by Class basis; and

     (j)  such other information as specified in the related Trust Supplement.

     In addition, upon the issuance of a new Series of Certificates, the Trustee shall forward to each Holder of Certificates of any outstanding Series a copy of the information concerning the Bonds relating to such new Series of Certificates included in the related Trust Supplement.

     SECTION 5.08.  Signature on Returns; Tax Matters Partner.
                    -----------------------------------------

     (a) The Trustee shall sign on behalf of the Trust the tax returns of the Trust unless otherwise required by applicable law.

     (b) The Trustor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

     SECTION 5.09.  Capital Accounts.  The Trust shall maintain accounts
                    ----------------
("Capital Accounts") with respect to each Certificateholder (including the Trustor) in accordance with the following provisions:

     (a) Each Certificateholder's Capital Account shall be increased by the Capital Contributions (as defined below) of such Certificateholder, such Certificateholder's distributive share of gain (and any liquidated gain) and any items in the nature of income or gain which are specially allocated to such Certificateholder pursuant to Section 5.03 of this Agreement.

     (b) Each Certificateholder's Capital Account shall be reduced by any amount distributed to such Certificateholder and such Certificateholder's distributive share of losses and deductions (and any liquidating loss), including any special allocation pursuant to Section 5.03.

     (c) In the event all or a portion of a Certificate is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it related to such Certificate or a portion thereof.

     "Capital Contribution" means the amount of any cash and the fair market value of any property contributed to the Trust by a Certificateholder (including any amounts deemed to be contributed in connection with the original issuance of the Certificates), including, in the case of the Trustor, the fair market value of any Bonds deemed to be contributed by the Trustor to the Trust, taking into account the provisions of Section 707(a)(2)(B) of the Code and the Regulations thereunder. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Treasury Regulations and shall be interpreted in a manner consistent therewith.


                                   ARTICLE VI

                        Authority and Duties of Trustee
                        -------------------------------

     SECTION 6.01.  General Authority.  The Trustee is authorized and directed
                    -----------------
on behalf of the Trust to acquire and hold legal title to the Bonds from the Trustor or upon the direction of the Trustor.

     SECTION 6.02.  General Duties.  It shall be the duty of the Trustee to
                    --------------
discharge (or cause to be discharged) all its responsibilities pursuant to the terms of this Agreement and each Trust Supplement and to administer the Trust in the best interests of the Certificateholders, subject to and in accordance with the provisions of this Agreement. Without limiting the foregoing, the Trustee shall on behalf of the Trust file and prove any claim or claims that may exist on behalf of the Trust against the Trustor in connection with any claims paying procedure as part of an insolvency or receivership proceeding involving the Trustor. Except as expressly provided in this Agreement, the Trustee shall have no obligation to administer, service or collect the Bonds or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Bonds.

     SECTION 6.03.  Action upon Instruction.
                    -----------------------

     (a) Subject to Article IV and Section 7.01, the Certificateholders may by written instruction direct the Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Trustee shall not be required to take any action hereunder if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or is otherwise contrary to law.

     (c) Whenever the Trustee is unable to determine the appropriate course of action between alternative courses of action permitted or required by the terms of this Agreement, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Trustee acts in good faith in accordance with any written instruction received from the Certificateholders of Certificates evidencing more than half of the Certificate Principal Balance at the time of delivery of such instructions, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instruction within [30] days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) the Trustee may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) If the Trustee is unsure as to the application of any provision of this Agreement or any other agreement entered into by the Trustee on behalf of the Trust or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Certificateholders of Certificates evidencing more than half of the Certificate Principal Balance at the time of delivery of such instructions, the Trustee shall not be liable, on account of such action or inaction, to any Person. If the Trustee shall not have received appropriate instruction within [30] days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) the Trustee may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or such other agreements, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION 6.04.  No Duties Except as Specified in this Agreement or in
                    -----------------------------------------------------
Instructions.  The Trustee shall not have any duty or obligation to manage, make
- ------------
any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Trustee pursuant to Section 6.03 hereof. No implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement. The Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, [NAME OF Trustee] in its individual capacity or as the Trustee that are not related to the ownership or the administration of the Trust Estate.

     SECTION 6.05.  No Action Except Under Specified Documents or Instructions.
                    ----------------------------------------------------------
The Trustee shall not manage, control, use, sell, service, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Trustee pursuant to this Agreement and (ii) in accordance with any document or instruction delivered to the Trustee pursuant to Section 6.03 hereof.

     SECTION 6.06.  Restrictions.  The Trustee shall not take any action (i)
                    ------------
that is inconsistent with the purposes of the Trust set forth in Section 2.04 or
(ii) that, to the actual knowledge of the Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Trustee to take any action that would violate the provisions of this Section.


                                  ARTICLE VII

                                  The Trustee
                                  -----------

     SECTION 7.01.  Acceptance of Duties.  The Trustee hereby accepts and agrees
                    --------------------
to fulfill the obligations imposed upon it by this Agreement, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Agreement, to all of which the Trustor and the Holders agree.

     SECTION 7.02.  Limited Liability.
                    -----------------

     (a) The Trustee shall incur no liability to any Holder of any Certificate if, by reason of any provision of any present or future law, or regulation thereunder, of any governmental authority, or by reason of any natural disaster or war or other circumstance beyond its control, the Trustee is prevented from doing or performing any act or thing which the terms of this Agreement provide should be done or performed.

     (b) The Trustee shall assume no obligation and shall not be subject to any liability to Holders of Certificates or the Trustor in the performance of its duties, other than by reason of willful misconduct, bad faith or gross negligence or as may be required by ERISA. The Trustee is not under any obligation to take any action which may tend to involve it in any expense or liability, the recover or payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Trustee may own and deal in Bonds, in obligations of the same issue and maturity as the Bonds and in the Certificates, as though it were not the Trustee under this Agreement.

     SECTION 7.03.  Fidelity Bond.  The Trustee is required at all times to
                    -------------
maintain a fidelity bond or other insurance (which may be self-insurance) in reasonable form and amount to protect against loss due to dishonest or fraudulent action by its employees in connection with its obligations under this Agreement.

     SECTION 7.04.  Indemnification of Trustee.  The Trustor agrees to indemnify
                    --------------------------
the Trustee against and hold it harmless from, any liability relating to, or in any way connected with, or arising thereunder caused solely by the failure of Trustor to perform its obligations hereunder. Without limiting the generality of the foregoing, the Trustee shall have no duty or responsibility for and shall not be deemed to have been negligent with respect to, and the Trustor shall indemnify and hold harmless the Trustee against, any liability arising out of any claim (i) that the Bonds are not genuine, (ii) that any disclosure with respect to the Bonds or the Certificates required by applicable federal and state laws was not made or (iii) that registration of the Certificates or any investment company relating to the Certificates and this Trust Agreement is required by applicable federal or state securities laws and Trustor failed to effect such registration.

     If the indemnification provided for in the preceding paragraph is invalid or unenforceable in accordance with its terms, then the Trustor shall contribute to the amount paid or payable by the Trustee as a result of such liability in such proportion as is appropriate to reflect the relative benefits received by the Trustor, on one hand, and the Trustee, on the other, from the issuance and sale of such Certificates. For this purpose the benefits received by the Trustor shall be the aggregate amount received by the Trustor upon the sale of such Certificates, less the costs and expenses of such sale, including the cost of acquisition of the Bonds or parts thereof evidenced thereby, and the benefits received by the Trustee shall be the aggregate amount of fees received by the Trustee, less costs and expenses incurred in relation to such Certificates. If, however, the allocation provided by the immediately preceding two sentences is not permitted by applicable law, then the Trustor shall contribute to such amount paid or payable by the Trustee, in such proportion as is appropriate to reflect no only such relative benefits but also the relative fault of the Trustor, on the one hand, and the Trustee, on the other, in connection with the actions or omissions which resulted in such liability, as well as any other relevant equitable considerations.

     In case any claim shall be made or action brought against the Trustee for any reason for which indemnity may be sought against the Trustor as provided above, the Trustee may promptly notify the Trustor in writing setting forth the particulars of such claim or action and the Trustor may assume the defense thereof. In the event that the Trustor assumes the defense, the Trustee shall have the right to retain separate counsel in any such action but shall bear the fees and expenses of such counsel unless (i) the Trustor shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include the Trustee and the Trustor, and the Trustee has been advised in writing by such counsel that one or more legal defenses may be available to it which may not be available to the Trustor, in which case the Trustor shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel.

     The term "liability", as used in this Section 7.04, shall include any losses, claims, damages, expenses (including without limitation the Trustee's reasonable costs and expenses in defending itself against any losses, claims or investigations of any nature whatsoever) or other liabilities, joint or several, arising for any reason under this Agreement (including without limitation violation of applicable laws or trademarks or service marks).

     The obligations of the Trustor under this Section 7.04 shall be in addition to any liability which the Trustor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trustee and to each person, if any, who controls the Trustee within the meaning of the Securities Exchange Act.

     Upon any removal or resignation of the Trustee, the Trustee's right to indemnification and the Trustor's obligations to indemnify the Trustee hereunder shall survive such removal or resignation.

     SECTION 7.05.  Resignation and Removal.
                    -----------------------

     (a) The Trustee may at any time resign as Trustee by giving written notice of its election to do so to the Trustor and such resignation shall take effect upon the appointment of a successor Trustee by the Trustor, subject to and agreeing to comply with the terms and conditions of this Agreement. If at any time the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then any Holder of a Certificate may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (b) If at any time the Trustee notifies the Trustor that it elects to resign as Trustee, the Trustor shall, within 45 days after the delivery of the notice of resignation or removal, appoint a successor Trustee, which is to be a commercial bank or trust company having its principal office in the United States of America and having combined capital and surplus of at least $50,000,000. If no successor Trustee has been so appointed within such 45-day period, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Any corporation or association into or with which the Trustee may be merged, consolidated or converted will be the successor of such Trustee without the execution or filing of any document or any further act.

     (c) Notwithstanding the foregoing, no resignation or removal of the Trustee in accordance with the provisions hereof shall become effective until its successor Trustee has accepted its appointment hereunder.

     SECTION 7.06.  Default on Bonds.  The Trustee shall use its best reasonable
                    ----------------
efforts to collect all payments due with respect to the Bonds in accordance with such normal and customary practices it shall deem necessary or advisable, and shall have the power and authority, acting alone, to do any and all things in connection therewith and the administration of the Trust as it may deem necessary or advisable.

     SECTION 7.07.  Notice of Certain Defaults.  Upon receipt of notice of any
                    --------------------------
default on the Bonds from Issuer's trustee or other applicable fiduciary or upon actual knowledge thereof by an officer of the Trustee assigned to its corporate trust office, the Trustee shall promptly give notice of such default to the

Holders of the Certificates. Such notice shall set forth (a) the identity of the issue of Bonds, (b) the date and nature of such default, (c) the amount of principal and the amount of interest to which such default relates and (d) any other information which the Trustee deems appropriate.

     SECTION 7.08.  Credit Ratings.  The Trustor shall at its expense take all
                    --------------
reasonable action necessary to enable at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Commission under the Securities Exchange Act) to provide credit ratings for the Certificates.

     SECTION 7.09.  Payment of Trustee Fee.  On each Distribution Date, prior to
                    ----------------------
distributions to Holders of Certificates, the Trustee shall withdraw its Trustee Fee from the Trust Account. The amount of the Trustee Fee shall not be available for distributions to Holders in respect of their Certificates.


                                  ARTICLE VIII

                         Termination of Trust Agreement
                         ------------------------------


     SECTION 8.01.  Termination Events and Sale of Bonds.  Upon the occurrence
                    ------------------------------------
of any of the following (herein called "Termination Events"):

     (a) the Trustee shall fail to distribute to the Holders of any Certificates any distribution required to be made under the terms of this Agreement and such failure shall continue unremedied for five days;

     (b) the Trustor shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the Trustor or a decree or order of a court of agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against the Trustor or the Trustor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statue, make an assignment to the benefit of its creditors or voluntarily suspend payment of its obligations;

     (c) the Trustor shall cease to be a party to this Agreement or a failure of the Trustor to maintain the Trustor's Required Interest; or

     (d) it becomes necessary to register the Trust as an "investment company" under the Investment Company Act;

the Trustee shall notify each registered owner of the Certificates of the occurrence of such Termination Event as soon as practicable after it obtains knowledge thereof. Unless a Termination Event is waived by the requisite number of Certificateholders, as soon as is commercially practical, after the giving of such notice, the Trustee shall sell the Bonds to the highest bidder in an auction in which at least one bid is received from a Person that is not an affiliate of the Trustor. The proceeds of such a sale or, if no bids are received, the assets of the Trust shall be distributed on the next Distribution Date to the Holders of the Certificates pro rata based on the outstanding Certificate Principal Balances of the Certificates they hold.

     SECTION 8.02.  Notice to Holders.  Upon any termination of the Trust or any
                    -----------------
sale of defaulted Bonds pursuant to Section 5.01, the Trustee shall give prompt written notice thereof to the Holders at their respective addresses appearing in the Certificate Register.

     SECTION 8.03.  Waiver of Termination Events.  The Holders representing at
                    ----------------------------
least 66% of the Voting Rights of Certificates affected by a Termination Event may waive such Termination Event or default; provided, however, that a Termination Event under Section 8.01(a) may only be waived by the Holders of all the Certificates. Upon any such waiver, such Termination Event or default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Termination Event or default nor shall impair any right consequent thereon except to the extent expressly waived.


                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

     SECTION 9.01.  Supplements and Amendments.
                    --------------------------

     (a) This Agreement, including the Exhibits, Attachments and Annexes hereto, may be amended by the Trustor and the Trustee, with prior written notice to the Rating Agencies, without the consent of any Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement may also be amended from time to time by the Trustor and the Trustee, with prior written notice to the Rating Agencies, with the consent of the Certificateholders of Certificates evidencing more than half of the Certificate Principal Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided,
                                                                 --------
however, that no such amendment shall (a) increase or reduce in any manner the
- -------
amount of, or accelerate or delay the timing of, collections of payments on Bonds or distributions that shall be required to be made for the benefit of the Certificateholders, (b) reduce the aforesaid percentage of the Outstanding Amount of the Certificate Principal Balance required to consent to any such amendment, without the consent of all the outstanding Certificateholders or (c) modify Section 2.08, or any other Sections without an Opinion of Counsel that such amendment will not cause the Trust to be taxed as a corporation.

     Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and each of the Rating Agencies.

     It shall not be necessary for the consent of the Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (c) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated, to enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (d) Notwithstanding anything to the contrary contained in this Section 9.01, or elsewhere in this Agreement, without the consent of any Certificateholders but with prior notice to the Rating Agencies, the Trustor and the Trustee (upon written direction from the Trustor), at any time and from time to time, may enter into one or more Trust Supplements to set forth the terms of any Class of Certificates that have not theretofore been authorized by a Trust Supplement.

     SECTION 9.02.  Limitations on Rights of Others.  Except for Section 2.7,
                    -------------------------------
the provisions of this Agreement are solely for the benefit of the Trustee, the Trustor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Agreement Trustee and the [Noteholders], and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 9.03.  Notices.
                    -------

     (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Trustee shall be deemed given only upon actual receipt by the Trustee), if to the Trustee, addressed to its Corporate Trust Office at [Trustees Address & Fax]; if to the Trustor, addressed to [Trustors Address & Fax]; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given (i) by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register, or (ii) by facsimile if the Certificate Register contains a facsimile number for such Certificateholder. Any notice so mailed or sent by facsimile within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 9.04.  Severability.  Any provision of this Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.05.  Separate Counterparts.  This Agreement may be executed by
                    ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 9.06.  Successors and Assigns.  All covenants and agreements
                    ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Trustor and its successors, the Trustee and its successors, each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION 9.07.  No Petition.
                    -----------

     (a) The Trustor will not at any time institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or this Agreement.

     (b) The Trustee (not in its individual capacity but solely as Trustee), by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trustor or the Trust, or join in any institution against the Trustor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or this Agreement.

     SECTION 9.08.  No Recourse.  Each Certificateholder by accepting a
                    -----------
Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Trustor, and Trustee or any affiliate thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth in this Agreement, the Certificates.

     SECTION 9.09.  Headings.  The headings of the various Articles and Sections
                    --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 9.10.  Governing Law.  This Agreement shall be construed in
                    -------------
accordance with the laws of The State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 9.11.  Creation of Trust and Delivery of Trust Agreement.  This
                    -------------------------------------------------
Trust Agreement shall be deemed for all purposes executed and delivered at the Trustee's corporate trust office in [Town, County, State of Trustee] and the Trust shall be created and effective upon delivery of this Trust Agreement executed by the Trustor to such office and acceptance thereof by the Trustee at such office, which acceptance shall be evidenced conclusively by the Trustee's execution hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                         [Trustee]



                                         T.A. OF DELAWARE, INC.
                                         as Trustor


                                         By:_________________________________
                                            Name:
                                            Title:


ATTEST:

__________________________________
Name:
Title:

                                                                       EXHIBIT A

                             DEFINITIONS AND USAGE
                             ---------------------

                                  Definitions
                                  -----------


     "Accrued Certificate Interest" means, with respect to each Distribution
      ----------------------------
Date, with respect to each Class of Certificates, six month's interest at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Administrative Expenses" means an amount equal to $_________, payable by
      -----------------------
the Trustee pursuant to an agreement with a third party in connection with surveillance or similar services provided by such party to the Trust.

     "Agent Member" means a member of, or participant in, the Securities
      ------------
Depository and shall include a "DTC Participant" as such term is used in the DTC Letter at any time when DTC is the Securities Depository.

     "Agreement" means this Trust Agreement as amended under the terms hereof.
      ---------

     "Authorized Trustee Officer," means the Chairman of the Board, each
      --------------------------
Executive Officer, President, Senior Vice President, Executive Vice President, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer and Trust Officer of the Trustee and every other officer or employee of the Trustee designated as such by any of the foregoing for purposes hereof in a communication to the other parties hereto.

     "Beneficial Owner" means any Person owning Certificates through an Agent
      ----------------
Member directly or through an "Indirect DTC Participant" as such term is used in the rules and regulations of DTC.

     "Benefit Plan" means any (i) employee benefit plan (as defined in Section
      ------------
3(3) of ERISA) which is subject to the provisions of Title I of ERISA, (ii) plans described in Section 4975 (e)(1) of the Code, including individual retirement accounts described in Section 408(a) of the Code or Keogh plans or
(iii) or any entity (including an insurance company general account) whose underlying assets include plan assets by reason of a plan's investment in such entity.

     "Book-Entry Credit" means the evidence of the deposit by the Trustee of one
      -----------------
or more Bonds in a separate account of the Trustee, as Trustee under this Agreement, with DTC or any successors or assigns of DTC.

     "Bonds" means the obligations listed in Schedule I.
      -----                                  ----------

     "Business Day" means any day on which banks in New York, New York are open
      ------------
for commercial banking purposes and that is not a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close.

     "Certificate Distribution Date" means for each Class of Certificates, the
      -----------------------------
first Business Day following the expiration of each Interest Period for such Class of Certificates.

     "Certificate Owner" means, with respect to a Book-Entry Certificate, the
      -----------------
person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Securities Depository, or on the books of a person maintaining an account with such Securities Depository (directly as a Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository).

     "Certificate Paying Agent" means any paying agent or co-paying agent
      ------------------------
appointed pursuant to Section 4.01 of the Trust Agreement, which shall initially be the [Owner Trustee].

     "Certificate Principal Balance" means, with respect to each Certificate, on
      -----------------------------
any date of determination, an amount equal to (a) the Initial Amount thereof minus (b) the sum of (i) the aggregate of all amounts in respect of principal of such Certificate (or any predecessor Certificate) distributed to the Holder thereof in accordance with the terms of this Agreement and (ii) the aggregate of all losses allocated to such Certificate (or any predecessor Certificate) pursuant to Section ____.

     "Certificate Register" means the register established and maintained by the
      --------------------
Trustee pursuant to Section 3.05 in which the registration and transfer of the Certificates is recorded.

     "Certificates" means certificates issued pursuant to the terms of this
      ------------
Agreement and designated in Section ____.

     "Class" means each of the ____ Classes of Certificates issued pursuant to
      -----
this Agreement and designated in Section _____.

     "Code" means the Internal Revenue Code of 1986.  Each reference to a
      ----
section of the Code herein shall be deemed to include the United States Treasury Regulations proposed or in effect thereunder and applicable to the Bonds or the Certificates or the use of proceeds thereof, and also includes all applicable amendments and successor provisions unless the context clearly requires otherwise.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Certificateholder" means a person in whose name a Certificate is
      -----------------
registered in the Certificate Register.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and Treasury Regulations promulgated thereunder.

     "Date of Original Issue" means the first date on which the Trustee issues
      ----------------------
all or any portion of the Certificates.

     "Definitive Certificates" shall have the meaning specified in Section 3.04
      -----------------------
of the Trust Agreement.

     "Distribution Date" means the first business day of each [    ] and [    ],
      -----------------
commencing [    ], 199__.

     "DTC" means The Depository Trust Corporation, a clearing agency registered
      ---
with the Commission, its successor or successors, and its nominee or nominees.

     "Distribution Fund" means the Fund so designated and established by Section
      -----------------
5.1 of the Trust Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Final Maturity Date" means, with respect to any Note or Certificate, the
      -------------------
date on which the entire unpaid principal amount of such Note or Certificate becomes due and payable as provided in the related Terms Supplement.

     "Global Certificate" has the meaning set forth in Section _____.
      ------------------

     "Holder" means a person in whose name a Certificate is registered in the
      ------
Certificate Register.

     "Initial Amount" means, with respect to each Class of Certificates, the
      --------------
denomination of the Certificates of such Class upon original issuance thereof, which shall be $[100,000] and any integral multiple of $[1,000] in excess thereof; provided, however, that one Certificate of each Class may be issued in such other denomination as is necessary to include the remainder of such Class.

     "Initial Trust Estate" means the Trust Estate as of the Closing Date
      --------------------

     "Institutional Accredited Investors" means an institution that is an
      ----------------------------------
"accredited investor" as that term is defined in Rule 501(a)(1), (2), (3), or
(7) under the Securities Act.

     "Investment Securities" means any of the following:
      ---------------------

          (a) direct obligations of, or obligations on which the timely payment of the principal of and interest on which are unconditionally and fully guaranteed by, the United States of America;

          (b) interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with any bank, trust company, national banking association or other depository institution (including the Trustee or any of its affiliates), provided that, at the time of deposit or purchase, (i) if such deposit, certificate or other arrangement shall be payable in more than one year, the depository institution shall have senior long-term debt rated by each Rating Agency in its highest rating category and (ii) if such deposit, certificate or other arrangement shall be payable in one year or less, the depository institution shall have short-term debt which is rated P1 by Moody's (if Moody's is rating such short-term debt) and F-1+ by Fitch (if Fitch is rating such short-term debt);

          (c) bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any of the following agencies: Federal Farm Credit Banks; Federal Home Loan Mortgage Corporation; the Export-Import Bank of the United States; the Federal National Mortgage Association; the Tennessee Valley Authority; the Government National Mortgage Association; the Federal Financing Bank; the Farmers Home Administration;

          (d) repurchase agreements and reverse repurchase agreements with banks (which may include the [Indenture] Trustee or any of its affiliates) which are members of the Federal Deposit Insurance Corporation, the outstanding, unsecured long-term debt securities of which are rated Aaa by Moody's and AAA by Fitch (if Fitch is rating such securities);

          (e)  overnight repurchase agreements and reverse repurchase agreements
     (i) with counterparties the outstanding, unsecured debt securities of which are rated P1 by Moody's and (ii) which are at least 102% collateralized by securities described in subparagraph (a) of this definition which are held by a third-party collateral agent in a segregated trust account;

          (f) investment agreements or guaranteed investment contracts, secured by collateral securities or unsecured as the Trustee may determine, which may be entered into by and among the Issuer, the Trustee and any bank, bank holding company, corporation or any other financial institution whose outstanding, unsecured long term debt securities are rated AAA by Fitch (if Fitch is rating such securities) and Aaa by Moody's, or by an insurance company whose claims-paying ability is so rated, provided further that any such agreement must:

                    (i) clearly state the exact entity guarantor, the value of invested funds guaranteed, the rate of guaranteed interest, and the termination date;

                   (ii) contain an unconditional, irrevocable pledge by the guarantor and be written in favor of the Trustee;

                  (iii) not be cancelable for failure to pay any fees or premiums and its enforceability must be warranted;

                   (iv) provide that demands for funds be honored on terms and conditions determined by the Issuer and the issuer of such agreement and be credited to the Trustee in immediately available funds;

                    (v) clearly establish the basis for compounding or computation of interest, and provide that all guaranteed interest accrue to the payment date;

                   (vi) provide that failure to meet collateral or other provisions shall result in acceleration of the agreement at the option of the Trustee and provide that merger or acquisition of the issuer of the agreement, or assumption of the obligations of the agreement, with or by another entity if combined with a credit or claims paying ability rating downgrade below the standards set forth in this subsection (f) shall result in acceleration of the agreement at the option of the Trustee acting on behalf of the Issuer (after confirmation by Moody's and Fitch that such acceleration will not affect the ratings assigned to the Notes); and may provide that other designated events relating to the issuer of the agreement or its parent or any related entity, if combined with a credit or claims paying ability rating downgrade below the standards set forth in this subsection (f) shall result in acceleration of the agreement at the option of the Trustee acting on behalf of the Issuer); and

                  (vii) be accompanied by an Opinion of Counsel, on which the Trustee may conclusively rely, stating that such agreement satisfies the requirements of clauses (i) through (vi) above;

          (g) any debt instrument rated Aaa by Moody's and AAA by Fitch (if Fitch is rating such debt instrument);

          (h) commercial paper rated P1 by Moody's and F1+ by Fitch (if Fitch is rating such commercial paper); and

          (i) any other investment agreement or guaranteed investment contract approved in writing by each Rating Agency.

     Notwithstanding the foregoing, investments described in subparagraphs (g) and (h) shall not include any "margin security" as such term is defined in Regulation T of the Board of Governors of the Federal

Reserve System or any "margin stock" as such term is defined in Regulation G, U or X of the Board of Governors of the Federal Reserve System.

     "Issuer" means each issuer of Bonds as set forth in Schedule I.
      ------                                             ----------

     "Maturity Date" means, as to each Series and Class of Certificates, the
      -------------
stated maturity date identified as such in the related Trust Supplement.

     "Officer's Certificate" means a document signed by an Authorized Officer of
      ---------------------
the Issuer either attesting to or acknowledging the circumstances, representations or other matters therein stated or set forth or directing that an action be taken by the person to whom such document is addressed.

     "Opinion of Counsel" means an opinion in writing signed by Mintz, Levin,
      ------------------
Cohn, Ferris, Glovsky and Popeo, P.C. or any other attorney or firm of attorneys acceptable to the Trustee who may but need not be counsel for the Trustee or the Trustor.

     "Outstanding," means, when used with reference to any Certificates, as of a
      -----------
particular date, all such Certificates previously issued and delivered under this Agreement, except:

          (a) any such Certificate previously canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) any such Certificate or portion thereof for whose payment at the maturity thereof money in the necessary amount has been paid to the Trustee by the Issuer of the Bonds underlying such Certificate and is held by the Trustee in trust for or was paid by the Trustee to the Holder of such Certificate pursuant to this Agreement; or

          (c) any such Certificate in exchange for or in lieu of which other Certificates have been issued and delivered pursuant to this Agreement.

     "Outstanding Amount" means the aggregate principal amount of all Notes, or
      ------------------
Series or Class of Notes, or all Certificates, or Class of Certificates, as applicable, Outstanding as of the date of determination.

     "Percentage Interest" means the percentage interest evidenced by any
      -------------------
Certificate that is equal to a fraction the numerator of which is the initial Certificate Principal Balance thereof and the denominator of which is the aggregate initial Certificate Principal Balance of such Class of Certificates.

     "Physical Certificates" has the meaning set forth in Section ____.
      ---------------------

     "Private Placement Legend" means the legend initially set forth on the
      ------------------------
Certificates in the form set forth on Exhibit A
                                      ------- -

     "Qualified Institutional Buyer" or "QIB" shall have the meaning specified
      -----------------------------
in Rule 144A under the Securities Act.

     "Rating Agency" means the nationally recognized statistical rating agency
      -------------
or agencies that rate the Certificates at the time of their issuance at the request of the Trustor.

     "Record Date" means, with respect to any Distribution Date, the second
      -----------
Business Day next preceding such Distribution Date.

     "Restricted Security" has the meaning set forth in Rule 144(a)(3) under the
      -------------------
Securities Act; provided that the Trustee shall be entitled to request and
                --------
conclusively rely upon an Opinion of Counsel with respect to whether any Certificate is a Restricted Security.

     "Rule 144A" means Rule 144A under the Securities Act.
      ---------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Depository" means DTC or another recognized securities
      ---------------------
depository selected by the Trustee, which maintains a book-entry system in respect of the Certificates.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
      -----------------------
amended.

     "Tax Matters Partner" shall have such meaning as is set forth in Section
      -------------------
6231(a)(7) of the Code and used in Subtitle F, Chapter 63C of the Code.

     "Termination Events" shall have the meaning set forth in Section ____.
      ------------------

     "Treasury Regulations" means regulations, including proposed or temporary
      --------------------
regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" means the trust created by this Agreement pursuant to Section ____
      -----
and maintained by the Trustee for the benefit of the Holders.

     "Trust Account" means a separate account established and maintained by the
      -------------
Trustee for the exclusive benefit of the Holders of Certificates.

     "Trust Agreement" means the Trust Agreement dated as of _______________,
      ---------------
1996 between the Depositor and the Owner Trustee, as amended and supplemented from time to time.

     "Trust Estate" means all property of the Trust from time to time, including
      ------------
all funds held by the Trustee under the Trust Agreement.

     "Trust Supplement" means each supplement to the Trust Agreement that
      ----------------
authorizes an issuance of a Class of Certificates.

     "Trustee" means [                     ], a banking corporation organized
      -------
and existing under the laws of [             ], in its capacity as trustee under
this Agreement, or any successor in such capacity.

     "Trustee Fee" means, for each Distribution Date, one-half of the Trustee
      -----------
Fee Rate multiplied by the aggregate Certificate Principal Balance of the Certificates immediately preceding such Distribution Date.

     "Trustor" means [                           ], a [           ].
      -------

     "Trustor's Required Interest" shall have the meaning set forth in Section
      ---------------------------
2.08.

     "Voting Rights" means the portion of all voting rights of the Certificates
      -------------
that is allocated to any Certificate.

                                                                       EXHIBIT B

                             [FORM OF CERTIFICATE]

[FOR CERTIFICATES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT] [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS CERTIFICATE RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO [TAX EXEMPT SECURITIES TRUST] [TRUSTEE],
(B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS CERTIFICATE, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]


[FOR CERTIFICATE REPRESENTING TRUSTOR'S INTEREST] [THIS CERTIFICATE MAY NOT BE TRANSFERRED]


THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF [         ]
OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                   TAX-EXEMPT SECURITIES TRUST CERTIFICATE,
                          SERIES ______, CLASS [A- ]
                                  ____% RATE



Evidencing an undivided interest in a Trust whose assets consist of certain
[         ] bonds and certain other property held in trust transferred by

                                  [             ]

CUSIP ___________        [$___________]   [INITIAL CLASS [A- ] CERTIFICATE
                                          PRINCIPAL BALANCE]

Certificate No. _____    [$___________]   [INITIAL CERTIFICATE PRINCIPAL
                                          BALANCE OF THIS CERTIFICATE]

First Distribution                        Final Scheduled
Date:_____________, ____                  Distribution Date:_____________, ____


     THIS CERTIFIES THAT ______________________ is the registered owner of a beneficial interest in the Trust referred to below consisting of a pool of
[      ] bonds (the "Bonds") and certain other property held in trust
transferred to the Trust by [                     ] (the "Trustor").  The Trust
was created pursuant to the Trust Agreement, dated as of ____________ __, 199_ (the "Agreement"), between the Trustor and _________________________________, as
trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein. THE TERMS AND CONDITIONS OF THE AGREEMENT ARE HEREBY INCORPORATED IN THIS CERTIFICATE AS IF FULLY SET FORTH AND, EXCEPT AS OTHERWISE DEFINED HEREIN, ALL TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED THERETO IN THE AGREEMENT UNLESS THE CONTEXT HEREOF DICTATES OTHERWISE. THE HOLDER HEREOF HEREBY ASSENTS TO ALL OF THE TERMS AND PROVISIONS OF THE AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. The Bonds to which this Certificate and other Certificates are related, and interest, premium, if any, and principal payments on the Bonds received by the Trustee pending their disbursement to Holders of Certificates will be held by the Trustee in a trust account for the benefit of Holders of Certificates at _____________________, New York, New York _____.

     This Certificate is one of a duly authorized issue of certificates of
[    ] designated as its Tax-Exempt Securities Trust Certificates, Multi-Class
Series ____, which is comprised of [     ] Classes; the [           ] and
[           ] Certificates (collectively, the "Certificates"). Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Trustor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered.

     This Class [A- ] Certificate represents a Percentage Interest [equal to the initial Certificate Principal Balance of this Certificate divided by the initial Class [A- ] Certificate Principal Balance, both as set forth above] [set forth on the face hereof].

     The Trustee shall distribute from the Trust Account, to the extent of available funds on the ______ day of each calendar month, or, if such ____ day is not a Business Day, the Business Day immediately following such ____ day (the "Distribution Date"), commencing _____________, to the Person in whose name this Certificate is registered at the close of business on the last Business Cay next preceding such Distribution Date (each a "Record Date"), [a principal amount equal to the product of the Percentage Interest evidenced by this Certificate and that portion of the Funds on deposit in the Trust Account that is allocated to principal on such Class of Certificates on such Distribution Date.]

     Distributions of interest will be made on each Distribution Date, to the extent of available funds, in an amount equal to thirty days' interest accrued at a rate per annum equal to the applicable Pass-Through Rate on the outstanding Certificate Principal of this Certificate as of the day immediately prior to the related Distribution Date reduced by its pro rata portion of the aggregate shortfalls of interest allocated to such Class of Certificates.

     Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Bonds and payments made to Certificateholders.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Registerer or, if such Holder holds Class [A- ] Certificates with an aggregate initial Certificate Principal Balance of at least $1,000,000 by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust will be issued to the designated transferee or transferees.

     The Class [A- ] Certificates will be issued in fully registered form in minimum denominations of $[100,000] Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount; provided, however, that one Certificate of each Class may be issued in such other amount as is required so that the aggregate of each Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

     No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

     The Trustor will elect under Section 761(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for the Agreement and the partnership represented by the Certificates to be excluded from the application of Subchapter K of the Code and the Holder of this Certificate (by purchase and holding this Certificate) shall be deemed to have concurred in such election.

     The Trustee assumes no obligation nor shall it be subject to any liability to the Holder of this Certificate other than it agrees to use its best judgment and good faith in the performance of the duties specifically set forth herein and in the Agreement.

     The Trustee shall at all times be a commercial bank or trust company organized and doing business under the laws of the United States of America or the State of New York, authorized to act as Trustee, having a combined capital and surplus of at least $50,000,000, subject to examination by federal or New York authority. It shall at all times have an office or an agent for acceptance and delivery of Bonds and Certificates in the Borough of Manhattan, City and State of New York.

     The Trustee may resign any time and shall resign if it shall cease to met the requirements of the preceding paragraph and the Trustor shall thereupon appoint a successor Trustee. Notice of any such resignation and the appointment of a successor Trustee shall be mailed to the address of the Holder of this Certificate set forth on the books of the Trustee.

     The obligations and responsibilities of the Trustor and the Trustee created by the Agreement will terminate upon the maturity or other liquidation of the last Bond remaining in the Trust.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          THE TERMS AND PROVISIONS OF THIS CERTIFICATE ARE GOVERNED BY THE LAWS OF NEW YORK.

          IN WITNESS WHEREOF, the trustee has caused this Certificate to be duly executed under its corporate seal.


                                          __________________________, as Trustee


                                          By:__________________________________
                                             Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

Date:


______________________________________________
     as Trustee

By:  _________________________________________
             Authorized Officer

                                  ASSIGNMENT
                                  ----------


     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

     I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like initial Certificate Principal Balance and undivided interest in the Trust to the above-named assignee and to deliver such Certificate to the following address_____________________________________________________________.


Dated:_________________, ____

Social Security or other                _____________________________________
Tax Identification No.                  Signature by or on behalf of
of Assignee:                            assignor (signature must be signed as
                                        registered)

_________________________               _____________________________________
                                        Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for the information of the Master
Servicer:

     Distribution shall be made by check mailed to______________________________ ____________________________, or if the aggregate initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $1,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________ the account of ____________________________, account number _______________. This information is provided by the assignee named above or its agent.

                                                                     EXHIBIT B-1


                  FORM OF LEGEND FOR BOOK-ENTRY CERTIFICATES

     Any Global Certificate authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

     THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE AGREEMENT AND IS REGISTERED IN THE NAME OF A SECURITIES DEPOSITORY OR A NOMINEE OF A SECURITIES DEPOSITORY OR A SUCCESSOR SECURITIES DEPOSITORY. THIS CERTIFICATE IS NOT EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE SECURITIES DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE SECURITIES DEPOSITORY TO A NOMINEE OF THE SECURITIES DEPOSITORY OR BY A NOMINEE OF THE SECURITIES DEPOSITORY TO THE SECURITIES DEPOSITORY OR ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                     EXHIBIT B-2


                           Form of Certificate To Be
                          Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------


                                                              ____________, ____


[            ]
Attention:  Corporate Trust Department


     Re: Tax Exempt Securities Trust Certificates, Multi-Class Series A, Class A-[ ] due _______ __, ______ (the "Certificates")


Ladies and Gentlemen:

     In connection with our proposed purchase of the Certificates we confirm that:

     1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated ________ __, 1995, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated on pages [ ] and [ ] and under the captions "Transfer Restrictions" and "Book-Entry; Delivery and Form" of such Offering Memorandum, including the restrictions on duplication and circulation of such Offering Memorandum.

     2. We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Certificates have not been registered under the Securities Act, and that the Certificates may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Certificates, we will do so only
(A) to the [Trust] [Trustee], (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Agreement relating to the Certificates), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Certificates (the form of which letter can be obtained from the Trustee), (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Certificates from us a notice advising such purchaser that resales of the Certificates are restricted as stated

     4. We understand that, on any proposed resale of Certificates, we will be required to furnish to the Trustee such certification, legal opinions and other information as the Trustee may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

     6. We are acquiring the Certificates purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Trustor and the Initial Purchasers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                          Very truly yours,



                                          By:__________________________________
                                             Name:
                                             Title: